UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2013

DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 22, 2013, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the quarter and six months ended June 30, 2013.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99	Results of Operations dated July 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: July 22, 2013
	By:	/s/ Ronald J. Seiffert
Ronald J. Seiffert
President and Chief Executive Officer